UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

July 1, 2008

Date of Report (Date of earliest event reported)

ASSURED PHARMACY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-33165	98-0233878
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17935 Sky Park Circle, Suite F, Irvine, CA, 85016

(Address of principal executive offices)

(949) 222-9971

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement

     On July 1, 2008, the Registrant entered into a prime vendor agreement (the “Agreement”) with AmerisourceBergen Drug Corporation, a Delaware corporation (“Amerisource”). The parties entered into the Agreement to fix the terms of an arrangement whereby the Registrant would purchase from Amerisource at least 95% of its prescription products, subject to certain minimum periodic purchase levels, in respect of its two pharmacies located in the State of Oregon. The two Oregon pharmacies are operated, respectively, by Assured Pharmacies Northwest, Inc., a Nevada corporation (“APNW”), and Assured Pharmacy Gresham, Inc., a Nevada corporation (“AP Gresham”), each a subsidiary of the Registrant.

     Under the Agreement, in exchange for the payment of certain fees, the Registrant may use certain ordering and reporting software and hardware of Amerisource, which includes custom reporting software, internet ordering software, iScan hardware technology, and UltraPhase/Telxon handheld electronic order entry terminals. Any hardware provided to the Registrant by Amerisource may be used solely with Amerisource’s ordering and reporting software. In addition, Amerisource may provide certain additional value-added services to Assured, such as bar-coded shelf labels, DEA scheduled prescription products purchased report, monthly usage and 80/20 report, and price stickers for both prescription and over-the-counter products.

     The Registrant and Amerisource each have agreed to protect all proprietary and confidential information disclosed by the other party and not to use or disclose such information except as provided under the Agreement or otherwise agreed. Terms of pricing and payment are deemed to be confidential information for purposes of the Agreement.

     APNW and AP Gresham each have granted to Amerisource a security interest with respect to substantially all of each such entity’s personal property.

      The Agreement will terminate on June 30, 2011 unless terminated earlier pursuant to the terms and conditions of the Agreement.

     A copy of the Agreement is attached as an exhibit to this Current Report.

Item 9.01      Financial Statements and Exhibits

a)      Not applicable.

b)      Not applicable.

c)      Not applicable.

d)       Exhibits.

99.1. Form of Prime Vendor Agreement, dated as of July 1, 2008, between the Registrant and AmerisourceBergen Drug Corporation.*

*   The Registrant has requested confidential treatment with respect to this exhibit. In the event that the Commission should deny such request in whole or in part, such exhibit or the relevant portions thereof shall be filed by amendment to this Current Report on Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: October 9, 2008

ASSURED PHARMACY, INC.

By: /s/ Robert J. DelVecchio
Name: Robert J. DelVecchio
Title: Chief Executive Officer